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KOGER
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                                 LEASE AMENDMENT

THIS LEASE AMENDMENT, dated 6/27/97 by and between KOGER EQUITY, INC., a Florida Corporation (Landlord) with its principal office at 3986 Boulevard Center Drive, Jacksonville, Florida, 32207, and METRIS DIRECT, INC., a corporation organized and existing under the laws of the State of DELAWARE, (Tenant) with its principal office at 4400 BAKER ROAD, MINNETONKA, MN 55343. The Landlord and Tenant executed a Lease Agreement dated 12/11/96 for space designated as SUITE 200, comprising approximately 12,609 square feet (as shown on Exhibit A attached), located at 4135 SOUTH 100TH EAST AVENUE, TULSA, OKLAHOMA 74146. The parties hereto desire to alter and modify said Lease Agreement, effective JULY 1, 1997, as follows:

As per Paragraph 36D of Rider to Lease Agreement dated December 11, 1996, METRIS Direct, Inc., Tenant, will expand as follows:

1. By changing square footage from 12,609 rsf to read 17,772 rsf.

2. By changing monthly rent from $12,083.63 to read $17,031.50.


Except as specifically amended and modified by this Lease Amendment, all other terms of the Lease and the Exhibits attached thereto remain in full force and effect.

IN WITNESS WHEREOF, the Landlord and the Tenant have executed or caused to be executed this Amendment on the dates shown below their signatures to be effective as of the date set forth above.

Tenant: METRIS DIRECT, INC.                        Landlord: KOGER EQUITY, INC.

BY:         /s/ Douglas B. McCoy                   BY:  /s/ J. Welma Keen, II
   ----------------------------------                 -------------------------
Print Name: DOUGLAS B. McCOY                                J. WELMA KEEN, II
           --------------------------                       Vice President
Title:    Sr. Vice President
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ATTEST:  /s/ L. Gwyn Lessen                        ATTEST: /s/ Mary Sue Wakeman
       -----------------------------                      ---------------------
Print Name:  L. GWYN LESSEN                        Print Name: MARY SUE WAKEMAN
           -------------------------                          -----------------

Date:  July 9, 1997                                Date:  JUL 24 1997
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THE KOGER CENTER
                                 [FLOOR PLAN]
     Serving The Office Space                                   TULSA, OKLAHOMA
        Needs of Corporate America
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                                  EXHIBIT A
MILES BUILDING

  METRIS
  Suite 200
  17,772 RSF


                              SECOND FLOOR PLAN


                              FIRST FLOOR PLAN

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Leasing and Management Office: 9726 East 42nd Street, Tulsa, Oklahoma 74146
(918)628-0810